UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2008

Silverstar Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

621 Bank Street, Wallace, Idaho	83873
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 960-0535

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 10, 2008, we closed a private placement consisting of 950,000 shares of our common stock at a price of US $0.25 per share for aggregate gross proceeds of $237,500.

We issued 570,000 shares to 6 non-US persons pursuant to an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

We issued 380,000 shares to 3 US persons pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSTAR MINING CORP.

/s/ Jim MacKenzie
Jim MacKenzie
President

Date October 10, 2008